PRIVATE TRADING SYSTEMS, INC.
                            2005 STOCK INCENTIVE PLAN




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                                TABLE OF CONTENTS

ARTICLE 1 PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
  1.1     GENERAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
ARTICLE 2 EFFECTIVE AND EXPIRATION DATE. . . . . . . . . . . . . . . . . . .   1
  2.1     EFFECTIVE DATE . . . . . . . . . . . . . . . . . . . . . . . . . .   1
  2.2     EXPIRATION DATE. . . . . . . . . . . . . . . . . . . . . . . . . .   1
ARTICLE 3 DEFINITIONS AND CONSTRUCTION . . . . . . . . . . . . . . . . . . .   1
  3.1     DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
ARTICLE 4 ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . .   4
  4.1     COMMITTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
  4.2     ACTION BY THE COMMITTEE. . . . . . . . . . . . . . . . . . . . . .   4
  4.3     AUTHORITY OF COMMITTEE.. . . . . . . . . . . . . . . . . . . . . .   4
  4.4     DECISIONS BINDING. . . . . . . . . . . . . . . . . . . . . . . . .   5
ARTICLE 5 SHARES SUBJECT TO THE PLAN . . . . . . . . . . . . . . . . . . . .   5
  5.1     NUMBER OF SHARES.. . . . . . . . . . . . . . . . . . . . . . . . .   5
  5.2     LAPSED OR ASSUMED AWARDS . . . . . . . . . . . . . . . . . . . . .   5
  5.3     STOCK DISTRIBUTED. . . . . . . . . . . . . . . . . . . . . . . . .   6
ARTICLE 6 ELIGIBILITY AND PARTICIPATION. . . . . . . . . . . . . . . . . . .   6
  6.1     ELIGIBILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  6.2     ACTUAL PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . .   6
ARTICLE 7 STOCK OPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  7.1     GENERAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  7.2     INCENTIVE STOCK OPTIONS. . . . . . . . . . . . . . . . . . . . . .   7
  7.3     NON-QUALIFIED STOCK OPTIONS. . . . . . . . . . . . . . . . . . . .   8
ARTICLE 8 PERFORMANCE SHARES . . . . . . . . . . . . . . . . . . . . . . . .   9
  8.1     GRANT OF PERFORMANCE SHARES. . . . . . . . . . . . . . . . . . . .   9
  8.2     RIGHT TO PAYMENT.. . . . . . . . . . . . . . . . . . . . . . . . .   9
  8.3     OTHER TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
ARTICLE 9 RESTRICTED STOCK AWARDS. . . . . . . . . . . . . . . . . . . . . .   9
  9.1     GRANT OF RESTRICTED STOCK. . . . . . . . . . . . . . . . . . . . .   9
  9.2     ISSUANCE AND RESTRICTIONS. . . . . . . . . . . . . . . . . . . . .   9
  9.3     FORFEITURE.. . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
  9.4     CERTIFICATES FOR RESTRICTED STOCK. . . . . . . . . . . . . . . . .  10
ARTICLE 10 PROVISIONS APPLICABLE TO AWARDS . . . . . . . . . . . . . . . . .  10
  10.1    STAND-ALONE AND TANDEM AWARDS. . . . . . . . . . . . . . . . . . .  10
  10.2    EXCHANGE PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . .  10
  10.3    TERM OF AWARD. . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  10.4    FORM OF PAYMENT FOR AWARDS.. . . . . . . . . . . . . . . . . . . .  10
  10.5    LIMITS ON TRANSFER.. . . . . . . . . . . . . . . . . . . . . . . .  10
  10.6    BENEFICIARIES. . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  10.7    STOCK CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . .  11
  10.8    ACCELERATION UPON A CHANGE OF CONTROL. . . . . . . . . . . . . . .  11
ARTICLE 11 CHANGES IN CAPITAL STRUCTURE. . . . . . . . . . . . . . . . . . .  11
  11.1    SHARES AVAILABLE FOR GRANT.. . . . . . . . . . . . . . . . . . . .  11
  11.2    OUTSTANDING AWARDS - INCREASE OR DECREASE IN ISSUED SHARES WITHOUT
          CONSIDERATION. . . . . . . . . . . . . . . . . . . . . . . . . . .  12
  11.3    OUTSTANDING AWARDS - CERTAIN MERGERS.. . . . . . . . . . . . . . .  12
  11.4    OUTSTANDING AWARDS - OTHER CHANGES.. . . . . . . . . . . . . . . .  12
  11.5    NO OTHER RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . .  12
ARTICLE 12 AMENDMENT, MODIFICATION, AND TERMINATION. . . . . . . . . . . . .  12
  12.1    AMENDMENT, MODIFICATION, AND TERMINATION.. . . . . . . . . . . . .  12
  12.2    AWARDS PREVIOUSLY GRANTED. . . . . . . . . . . . . . . . . . . . .  12
ARTICLE 13 GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . .  13
  13.1    NO RIGHTS TO AWARDS. . . . . . . . . . . . . . . . . . . . . . . .  13
  13.2    NO STOCKHOLDERS RIGHTS.. . . . . . . . . . . . . . . . . . . . . .  13


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  13.3    WITHHOLDING. . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
  13.4    NO RIGHT TO EMPLOYMENT OR SERVICES . . . . . . . . . . . . . . . .  13
  13.5    UNFUNDED STATUS OF AWARDS. . . . . . . . . . . . . . . . . . . . .  13
  13.6    INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . .  13
  13.7    RELATIONSHIP TO OTHER BENEFITS.. . . . . . . . . . . . . . . . . .  14
  13.8    EXPENSES.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
  13.9    TITLES AND HEADINGS. . . . . . . . . . . . . . . . . . . . . . . .  14
  13.10   FRACTIONAL SHARES. . . . . . . . . . . . . . . . . . . . . . . . .  14
  13.11   SECURITIES LAW COMPLIANCE. . . . . . . . . . . . . . . . . . . . .  14
  13.12   GOVERNMENT AND OTHER REGULATIONS . . . . . . . . . . . . . . . . .  14
  13.13   GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . .  14
  13.14   DISPUTE RESOLUTION.. . . . . . . . . . . . . . . . . . . . . . . .  14
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                                    ARTICLE 1
                                    PURPOSE

     1.1     GENERAL.  The  purpose  of  the Private Trading Systems, Inc. 2005
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Stock  Incentive  Plan  (the  "Plan")  is to promote the success and enhance the
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value  of Private Trading Systems, Inc., a Nevada corporation (the "Company") by
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linking the personal interests of the members of the Board, employees, officers, executives, and consultants or independent contractors, to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees, officers, executives of, the Company upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

                                   ARTICLE 2
                         EFFECTIVE AND EXPIRATION DATE

     2.1     EFFECTIVE  DATE.  The Plan is effective as of the date the Plan is
             ---------------
approved by the Company's stockholders (the "Effective Date").  The Plan will be
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deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws.

     2.2     EXPIRATION  DATE.  The  Plan  will  expire on, and no Award may be
             ----------------
granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date will remain in force according to the terms of the Plan and the Award Agreement.

                                   ARTICLE 3
                          DEFINITIONS AND CONSTRUCTION

     3.1     DEFINITIONS.  The  following  words  and  phrases  will  have  the
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following  meanings:

          (a)     "AWARD"  means  any  Option,  Restricted  Stock  Award  or
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Performance  Share  Award  granted  to  a  Participant  pursuant  to  the  Plan.

          (b)     "AWARD  AGREEMENT"  means any written agreement, contract, or
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other  instrument  or  document  evidencing  an  Award.

          (c)     "BOARD"  means  the  Board  of  Directors  of  the  Company.
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          (d)     "CAUSE"  means  (except  as  otherwise  provided  in an Award
                   -----
Agreement) that the Committee, in its reasonable and good faith discretion, has determined that the Participant has (1) developed or pursued interests substantially adverse to the Company, (2) materially breached any employment, engagement, or confidentiality agreement or otherwise failed to satisfactorily discharge his or her duties, (3) been convicted of a felony involving moral


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turpitude, or (4) engaged in activities or omissions that are detrimental to the well-being  of  the  Company.

          (e)     "CHANGE OF CONTROL" means and includes each of the following:
                   -----------------

               (1) Any transaction or series of transactions, whereby any person (as that term is used in Section 13 and 14(d)(2) of the Exchange Act), is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act) directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total value or combined voting power of the Company's then outstanding securities; provided, that for purposes of this
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paragraph,  the  term  "person"  will  exclude  (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership in the Company and (C) any venture capital firm or other investor in securities of the Company that first purchases any such securities within the thirty (30) day period following the Effective Date;

               (2) Any merger, consolidation, other corporate reorganization or liquidation of the Company in which the Company is not the continuing or surviving corporation or entity or pursuant to which shares of Stock would be converted into cash, securities, or other property, other than (A) a merger or consolidation with a wholly owned Subsidiary, (B) a reincorporation of the Company in a different jurisdiction, or (C) any other transaction in which there is no substantial change in the stockholders of the Company;

               (3) Any merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation, or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation, or other reorganization;

               (4) The sale, transfer, or other disposition of all or substantially all of the assets of the Company in one transaction or a series of transactions;

               (5) Any one person, or more than one person acting as a group, acquires or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act) directly or indirectly, during any twelve (12) month period beginning on the first anniversary of the Effective Date, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding securities; or forty percent (40%) or more of the total gross market value of the assets of the Company;
provided,  that  for  purposes of this paragraph, the term "person" will exclude
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(A)  a  trustee  or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership in the Company and (C) any venture capital firm or other investor in securities of the Company that first purchases any such securities within the thirty (30) day period following the Effective Date; or


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               (6)     A change or series of related or unrelated changes in the
composition of the Board, during any twelve (12) month period beginning on the first anniversary of the Effective Date, as a result of which fewer than a majority of the incumbent directors are directors who either (A) had been directors of the Company on the later of such first anniversary of the Effective Date or the date twenty-four (24) months prior to the date of the event that may constitute a Change of Control (the "Original Directors") or (B) were elected,
                                       ------------------
or nominated for election, to the Board with the affirmative votes of a least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved.

               Notwithstanding the foregoing, the following transactions will not constitute a "Change of Control": (1) the closing of the Corporation's
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first  public  offering  pursuant  to  an effective registration statement filed under the Securities Act or (2) any transaction the sole purpose of which is to change the state of incorporation of the Company or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

          (f)     "CODE"  means  the  Internal Revenue Code of 1986, as amended.
                   ----

          (g)     "COMMITTEE"  means  the  committee  of  the Board described in
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Article  4  of  this  Plan.

          (h)     "DISABILITY"  means
                   ----------

               (1) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last for at least 12 months;

               (2) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for at least 12 months, receiving income replacement benefits for a period of at least three months under an employer sponsored disability plan, or

               (3) the Participant may also be deemed disabled if determined to be totally disabled by the Social Security Administration.

The Board may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

          (i)     "EXCHANGE  ACT"  means the Securities Exchange Act of 1934, as
                   -------------
amended.

          (j)     "FAIR  MARKET  VALUE"  means,  as  of any given date, the fair
                   -------------------
market value of Stock on a particular date determined by such methods or procedures as may be established from time to time by the Committee.

          (k)     "INCENTIVE  STOCK  OPTION" means an Option that is intended to
                   ------------------------
meet the requirements of Section 422 of the Code or any successor provision thereto.


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          (l)     "NON-QUALIFIED  STOCK  OPTION"  means  an  Option  that is not
                   ----------------------------
intended  to  be  an  Incentive  Stock  Option.

          (m)     "OPTION"  means  a  right granted to a Participant pursuant to
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Article  7  of  the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (n)     "PARTICIPANT"  means  a  person who, as a member of the Board,
                   -----------
employee, officer, consultant or executive of, the Company or any Subsidiary, has been granted an Award pursuant to the Plan.

          (o)     "PERFORMANCE  SHARE"  means  a  right granted to a Participant
                   ------------------
pursuant to Article 8, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (p)     "PLAN"  means  this  Private  Trading Systems, Inc. 2005 Stock
                   ----
Incentive  Plan,  as  it  may  be  amended  from  time  to  time.

          (q)     "RESTRICTED  STOCK AWARD" means Stock granted to a Participant
                   -----------------------
pursuant to Article 9 that is subject to certain restrictions and to risk of forfeiture.

          (r)     "STOCK"  means  the common stock of the Company and such other
                   -----
securities of the Company that may be substituted for Stock pursuant to Article 11 of the Plan.

          (s)     "SUBSIDIARY"  means any corporation or other entity of which a
                   ----------
majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                                    ARTICLE 4
                                 ADMINISTRATION

     4.1     COMMITTEE.  The  Plan  will  be  administered  by  the  Board  or a
             ---------
committee of the Board. Reference in this Plan to the Committee will refer to the Board if the Board does not appoint a Committee to administer the Plan.

     4.2     ACTION  BY  THE  COMMITTEE.  A  majority  of  the  Committee  will
             --------------------------
constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting of the Committee, will be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     4.3     AUTHORITY OF COMMITTEE.  Subject to any specific designation in the
             ----------------------
Plan,  the  Committee  has  the  exclusive  power,  authority and discretion to:

          (a)     Designate  Participants  to  receive  Awards;


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          (b)     Determine  the  type  or types of Awards to be granted to each
Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole and absolute discretion, determines;

          (e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g) Decide all other matters that must be determined in connection with an Award;

          (h) Establish, adopt, or revise any rules and regulations as the Committee may deem necessary or advisable to administer the Plan;

          (i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

          (j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

     4.4     DECISIONS BINDING.  The Committee's interpretation of the Plan, any
             -----------------
Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties, including all Participants.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

     5.1     NUMBER  OF  SHARES.  Subject  to adjustment provided in Article 11,
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the  aggregate  number  of  shares  of  Stock  reserved  and available for grant pursuant  to  the Plan will be 100,000,000 shares of the Company's common stock.

     5.2     LAPSED  OR ASSUMED AWARDS.  To the extent that an Award terminates,
             -------------------------
expires, or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of stock tendered or withheld to satisfy the exercise price or tax withholding obligation pursuant to any


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Award  will  again  be available for the grant of an Award pursuant to the Plan.
To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary will not be counted against shares of Stock available for grant pursuant to this Plan.

     5.3     STOCK  DISTRIBUTED.  Any Stock distributed pursuant to an Award may
             ------------------
consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

                                    ARTICLE 6
                          ELIGIBILITY AND PARTICIPATION

     6.1     ELIGIBILITY.
             -----------

          (a)     GENERAL.  Persons eligible to participate in this Plan include
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all members of the Board, employees, officers, and executives of, the Company or a  Subsidiary,  as  determined  by  the  Committee.

          (b)     FOREIGN  PARTICIPANTS.  In  order  to  assure the viability of
                  ---------------------
Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions will increase the share limitations contained in Section 5.1 of the Plan.

     6.2     ACTUAL  PARTICIPATION.  Subject  to the provisions of the Plan, the
             ---------------------
Committee may, from time to time, select from among all eligible individuals, those to whom Awards will be granted and will determine the nature and amount of each Award. No individual will have any right to be granted an Award pursuant to this Plan.

                                    ARTICLE 7
                                  STOCK OPTIONS

     7.1     GENERAL.  The  Committee  is  authorized  to  grant  Options  to
             -------
Participants  on  the  following  terms  and  conditions:

          (a)     EXERCISE  PRICE.  The  exercise  price  per  share  of  Stock
                  ---------------
pursuant to an Option will be determined by the Committee and set forth in the Award Agreement; provided, however, that the exercise price for any Option will not be less than the Fair Market Value as of the date of grant.

          (b)     TIME AND CONDITIONS OF EXERCISE.  The Committee will determine
                  -------------------------------
the time or times at which an Option may be exercised in whole or in part, provided; however, (i) that the term of any Option granted under the Plan will not exceed ten years, and (ii) provided that in the case of a Non-Qualified Stock Option, such Option will be exercisable for


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
one year after the date of the Participant's death. The Committee will also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. Unless otherwise provided in an Award Agreement, an Option will lapse immediately if a Participant's employment or service is terminated for Cause.

          (c)     PAYMENT.  The  Committee  will  determine the methods by which
                  -------
the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note, shares of Stock (through actual tender or by attestation), or other property acceptable to the Committee (including broker-assisted "cashless exercise" arrangements), and the methods by which shares of Stock will be delivered or deemed to be delivered to Participants.

          (d)     EVIDENCE OF GRANT.  All Options will be evidenced by a written
                  -----------------
Award Agreement between the Company and the Participant. The Award Agreement will include such additional provisions as may be specified by the Committee.

     7.2     INCENTIVE  STOCK  OPTIONS.  Incentive Stock Options will be granted
             -------------------------
only to employees of the Company and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 7.2:

          (a)     EXERCISE PRICE.  The exercise price per share of Stock will be
                  --------------
set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

          (b)     EXERCISE.  In  no  event  may  any  Incentive  Stock Option be
                  --------
exercisable  for  more  than  ten  years  from  the  date  of  its  grant.

          (c)     LAPSE  OF  OPTION.  An  Incentive  Stock  Option  will  lapse
                  -----------------
pursuant  to  the  following  circumstances.

               (1) The Incentive Stock Option will lapse ten years from the date of the grant, unless an earlier time is set in the Award Agreement;

               (2) The Incentive Stock Option will lapse upon termination of Participant's employment for Cause or for any other reason other than the Participant's death or Disability, unless otherwise provided in the Award Agreement; or

               (3) If the Participant terminates employment on account of Disability or death before the Option lapses pursuant to paragraph (1) or (2) above, the Incentive Stock Option will lapse, unless it is previously exercised, on the earlier of (A) the scheduled termination date of the Options; or (B) 12 months after the date of the Participant's termination of employment on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

          (d)     INDIVIDUAL DOLLAR LIMITATION.  The aggregate Fair Market Value
                  ----------------------------
(determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by
Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess will be considered Non-Qualified Stock Options.

          (e)     TEN PERCENT OWNERS.  An Incentive Stock Option will be granted
                  ------------------
to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (f)     EXPIRATION  OF  INCENTIVE  STOCK  OPTIONS.  No  Award  of  an
                  -----------------------------------------
Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

          (g)     RIGHT  TO  EXERCISE.  During  a  Participant's  lifetime,  an
                  -------------------
Incentive  Stock  Option  may  be  exercised  only  by  the  Participant.

     7.3     NON-QUALIFIED  STOCK  OPTIONS.  Non-Qualified Stock Options will be
             -----------------------------
granted only to employees and directors of the Company and the terms of any Non-Qualified Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 7.3:

          (a)     EXERCISE.  In  no  event may any Non-Qualified Stock Option be
                  --------
exercisable  for  more  than  ten  years  from  the  date  of  its  grant.

          (b)     LAPSE  OF  OPTION.  Non-Qualified  Stock  Options  will  lapse
                  -----------------
pursuant  to  the  following  circumstances:

               (1) The Non-Qualified Stock Option will lapse ten years from the date of grant, unless an earlier time is set in the Award Agreement; or

               (2) The Non-Qualified Stock Option will lapse upon termination or resignation of a director of the Company for any reason, unless otherwise provided in the Award Agreement.

          (c)     EXPIRATION  OF  NON-QUALIFIED  STOCK  OPTIONS.  No  Award of a
                  ---------------------------------------------
Non-Qualified Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

          (d)     RIGHT  TO  EXERCISE.  During  a  Participant's  lifetime,  a
                  -------------------
Non-Qualified  Stock  Option  may  be  exercised  only  by  the  Participant.

                                    ARTICLE 8
                               PERFORMANCE SHARES

     8.1     GRANT  OF PERFORMANCE SHARES.  The Committee is authorized to grant
             ----------------------------
Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee will have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares will be evidenced by an Award Agreement.

     8.2     RIGHT  TO  PAYMENT.  A  grant  of  Performance  Shares  gives  the
             ------------------
Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee will establish at grant or thereafter. Subject to the terms of the Plan, the Committee will set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

     8.3     OTHER  TERMS.  Performance Shares may be payable in cash, Stock, or
             ------------
other property, and have such other terms and conditions as determined by the Committee and reflected in a written Performance Share Award Agreement. Unless otherwise provided in an Award Agreement, Performance Shares will lapse immediately if a Participant's employment is terminated for Cause.

                                    ARTICLE 9
                             RESTRICTED STOCK AWARDS

     9.1     GRANT  OF  RESTRICTED  STOCK.  The  Committee is authorized to make
             ----------------------------
Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted
Stock  will  be  evidenced  by  a  written  Restricted  Stock  Award  Agreement.

     9.2     ISSUANCE  AND  RESTRICTIONS.  Restricted  Stock  will be subject to
             ---------------------------
such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     9.3     FORFEITURE.  Except as otherwise determined by the Committee at the
             ----------
time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will be forfeited; provided, however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock. Unless otherwise provided in an Award Agreement, Restricted Stock will be forfeited immediately if a Participant's employment is terminated for Cause.

     9.4     CERTIFICATES  FOR  RESTRICTED  STOCK.  Restricted  Stock  granted
             ------------------------------------
pursuant to the Plan may be evidenced in such manner as the Committee will determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                   ARTICLE 10
                         PROVISIONS APPLICABLE TO AWARDS

     10.1     STAND-ALONE  AND  TANDEM  AWARDS.  Awards  granted pursuant to the
              --------------------------------
Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     10.2     EXCHANGE  PROVISIONS.  The  Committee  may  at  any  time offer to
              --------------------
exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     10.3     TERM  OF  AWARD.  The term of each Award will be for the period as
              ---------------
determined by the Committee, provided that in no event will the term of any Option exceed a period of ten years from the date of its grant.

     10.4     FORM  OF PAYMENT FOR AWARDS.  Subject to the terms of the Plan and
              ---------------------------
any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including, without limitation, cash, promissory note, Stock, other Awards, or other property (including broker-assisted "cashless exercise" arrangements), or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     10.5     LIMITS  ON TRANSFER.  No right or interest of a Participant in any
              -------------------
Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or will be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award will be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution.

     10.6     BENEFICIARIES.  Notwithstanding  Section  10.5, a Participant may,
              -------------
in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award will not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment will be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     10.7     STOCK  CERTIFICATES.  Notwithstanding  anything  herein  to  the
              -------------------
contrary, the Company will not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its sole in absolute discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

     10.8 ACCELERATION UPON A CHANGE OF CONTROL. Unless otherwise provided in a Participant's Award Agreement, if a Change of Control occurs, the Committee shall have the discretion to cause all outstanding Awards to become fully exercisable and all restrictions on outstanding Awards to lapse. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options. Upon, or in anticipation of, such an event, the Committee may cause every Award outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

                                   ARTICLE 11
                          CHANGES IN CAPITAL STRUCTURE

     11.1     SHARES  AVAILABLE  FOR  GRANT.  In  the event of any change in the
              -----------------------------
number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards, the number of shares of Stock subject to any Award, and any numeric limitation expressed in the Plan will be appropriately adjusted by the Committee.

     11.2     OUTSTANDING AWARDS - INCREASE OR DECREASE IN ISSUED SHARES WITHOUT
              ------------------------------------------------------------------
CONSIDERATION.  Subject  to  any  required  action  by  the  stockholders of the
-------------
Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee will proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

     11.3     OUTSTANDING  AWARDS  -  CERTAIN  MERGERS.  Subject to any required
              ----------------------------------------
action by the stockholders of the Company, in the event that the Company will be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation will pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

     11.4     OUTSTANDING  AWARDS  -  OTHER  CHANGES.  In the event of any other
              --------------------------------------
change in the capitalization of the Company or corporate change other than those specifically referred to in Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     11.5     NO  OTHER  RIGHTS.  Except  as  expressly provided in the Plan, no
              -----------------
Participant will have any rights by reason of any subdivision or consolidation of shares of Stock of any class, the payment of any dividend, any increase or decrease in the number of shares of Stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of Stock of any class, will affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

                                   ARTICLE 12
                    AMENDMENT, MODIFICATION, AND TERMINATION

     12.1     AMENDMENT,  MODIFICATION,  AND  TERMINATION.  With the approval of
              -------------------------------------------
the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan.

     12.2     AWARDS  PREVIOUSLY  GRANTED.  No  termination,  amendment,  or
              ---------------------------
modification of the Plan will adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

                                   ARTICLE 13
                               GENERAL PROVISIONS

     13.1     NO  RIGHTS  TO  AWARDS.  No Participant, employee, or other person
              ----------------------
will have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

     13.2     NO STOCKHOLDERS RIGHTS.  No Award gives the Participant any of the
              ----------------------
rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     13.3     WITHHOLDING.  The  Company  or  any  Subsidiary  will  have  the
              -----------
authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. With the Committee's consent, a Participant may elect to (a) have the Company withhold from those shares of Stock that would otherwise be received upon the exercise of any Option, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Company's applicable federal, state, local or foreign income and employment tax withholding obligations with respect to such Participant, or (b) tender previously-owned shares of Stock to satisfy the Company's applicable federal, state, local, or foreign income and employment tax withholding obligations with respect to the Participant.

     13.4     NO  RIGHT  TO  EMPLOYMENT OR SERVICES.  Nothing in the Plan or any
              -------------------------------------
Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

     13.5     UNFUNDED  STATUS  OF  AWARDS.  The  Plan  is  intended  to  be  an
              ----------------------------
"unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement will give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

     13.6     INDEMNIFICATION.  To  the  extent allowable pursuant to applicable
              ---------------
law, each member of the Committee or of the Board will be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Articles of Incorporation or

Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     13.7     RELATIONSHIP  TO  OTHER BENEFITS.  No payment pursuant to the Plan
              --------------------------------
will be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Subsidiary.

     13.8     EXPENSES.  The expenses of administering the Plan will be borne by
              --------
the  Company  and  its  Subsidiaries.

     13.9     TITLES  AND  HEADINGS.  The titles and headings of the Sections in
              ---------------------
the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, will control.

     13.10     FRACTIONAL  SHARES.  No fractional shares of Stock will be issued
               ------------------
and the Committee will determine, in its discretion, whether cash will be given in lieu of fractional shares, or whether such fractional shares will be eliminated by rounding up or down as appropriate.

     13.11     SECURITIES LAW COMPLIANCE.  With respect to any person who is, on
               -------------------------
the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action will be void to the extent permitted by law and voidable as deemed advisable by the Committee.

     13.12     GOVERNMENT  AND OTHER REGULATIONS.  The obligation of the Company
               ---------------------------------
to make payment of awards in Stock or otherwise will be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company will be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     13.13     GOVERNING  LAW.  The  Plan  and  all  Award  Agreements  will  be
               --------------
construed  in  accordance with and governed by the laws of the State of Arizona.

     13.14     DISPUTE  RESOLUTION.
               -------------------

          (a)     General.  All  claims,  disputes  and  other  matters  in
                  -------
controversy  (herein  a  "Dispute")  arising  directly  or  indirectly out of or
                          -------
related to any Award granted under this Plan will be resolved exclusively according to the procedures set forth in this Section 13.14.

          (b)     Mediation.  Any  dispute that is not settled through mediation
                  ---------
as provided in this Section 13.14 will be resolved by arbitration as provided below in subsection 13.14(c). No party will commence such an arbitration proceeding unless such party will first give a written notice (a "Dispute
                                                                         -------
Notice")  to  the  other  party  setting  forth  the nature of the dispute.  The
------
parties
will attempt in good faith to resolve the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association (AAA) in effect on the date of the Dispute Notice. Either party may initiate mediation by notice of demand for mediation filed with the other party and the AAA not less than 10 days after the Dispute Notice is given. If the parties cannot agree on the selection of a mediator within 20 days after delivery of the Dispute Notice, the mediator will be selected by the AAA. If the dispute has not been resolved by mediation as provided above within 60 days after delivery of the Dispute Notice, then the dispute will be determined by arbitration in accordance with the provisions of subsection 13.14(c) below.

          (c)     Arbitration.  Any  dispute  that  is  not  settled  through
                  -----------
mediation as provided in above will be resolved by final and binding arbitration, which will take place in Phoenix, Arizona and shall be conducted under the commercial arbitration rules (or other similar and applicable rules) of the American Arbitration Association. The parties shall act in good faith to select a single arbitrator; provided, that if the parties do not agree on an
                                --------
arbitrator, then the American Arbitration Association shall select the arbitrator. The decision of the arbitrator shall be final and binding, and not subject to appeal for any reason. The parties agree that the arbitrator shall award attorneys fees, costs, and all costs and fees of the American Arbitration Association to the prevailing party in the arbitration. The arbitration award or other orders can be confirmed and/or enforced through the Maricopa County Superior Court. The arbitrator's fees and any administrative fees and/or costs shall be divided equally between the parties.



                          PRIVATE TRADING SYSTEMS, INC.
                            2005 STOCK INCENTIVE PLAN


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